UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2012
Date of Report (Date of earliest event reported)

HANDENI GOLD INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50907 (Commission File Number)	98-0430222 (IRS Employer Identification No.)

228 Regent Estate Dar es Salaam Republic of Tanzania (Address of principal executive offices)	N/A (Zip Code)

011-255-222-70-00-84
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on March 1, 2012, the Board of Directors of Handeni Gold Inc. (the "Company") accepted the resignation of Reyno Scheepers as interim Secretary, Treasurer and Chief Financial Officer and concurrently accepted the consent to act as Secretary, Treasurer and Chief Financial Officer of Melinda Hsu. Dr. Scheepers continues to serve as President, Chief Executive Officer, Chief Operating Officer, and a director of the Company.

Ms. Hsu has over 24 years of diversified business experience in areas of accounting, finance, budget, corporate development, marketing and administration experience in Canada and China. She received her Certified General Accountant designation from the CGA Association of British Columbia, Canada in 2004 and graduated from the People's University of China in 1988 with a Master's degree in Business Administration.

Ms. Hsu has been directly involved in mining and oil and gas industries for more than ten years. She has been the president and principal of Amica Resource Inc. ("AMICA"), a private company, since September 2007. Through AMICA, Ms. Hsu provides consulting services to various public and private companies, including Handeni Gold as controller from November 2011 to date, Dejour Energy Inc. as controller from September 2007 to April 2008 and as a senior consultant from February 2011 to date, and Silverado Gold Mines Ltd. as controller from April 2008 to October 2010.

As a consequence of the appointment of Ms. Hsu, the Board of Directors and Executive Officers of the Company are now comprised of the following:

Name	Position
Reginald Mengi	Chairman of the Board and a director
Reyno Scheepers	President, Chief Executive Officer, Chief Operating Officer, and a director
Melinda Hsu	Secretary, Treasurer and Chief Financial Officer
Douglas Boateng	Director
Gizman Abbas	Director
Mohan Kaul	Director

The Company and Ms. Hsu, through her wholly owned/controlled Company, Amica Resource Inc., have entered into the Executive Consulting Services Agreement in connection with the appointment of Ms. Hsu as the Secretary, Treasurer and Chief Financial Officer of the Company effective March 1, 2012.

Pursuant to the terms of the Consulting Agreement, Ms. Hsu is entitled to a monthly fee of C$7,500. In addition, Ms. Hsu is entitled to an aggregate of up to 1,000,000 incentive stock options exercisable at a price of US$0.11 for a period of not less than 5 years.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits
Exhibit No.	Exhibit
10.1	Executive Consulting Services Agreement Between Handeni Gold Inc. and Amica Resource Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDENI GOLD INC.
DATE: March 1, 2012	By: "Reyno Scheepers" Name: Reyno Scheepers Position: President, CEO, COO and a director

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